February 16, 1998



Dear Fellow Ultra-Small Company Shareholder,

Quarter Performance

In the December quarter our Portfolio gave up roughly half of the previous quarter gains, declining 13.3%. This was by far the poorest single quarter since inception three and a half years ago. For only the third quarter in the last three years, the Portfolio underperformed the Russell 2000 benchmark.

One Year and Three Year Performance

While ending the year on a sour note, we still ranked 32nd among 504 small company funds for the full year according to Morningstar. The December quarter performance wasn't really the way I wanted to end the following stellar three year record:

Three Year Performance

Bridgeway Ultra-Small Company Portfolio now ranks #1 among 325 small-cap funds over the last three years. Yours is the only small-cap fund to beat the S&P 500 Index of large companies (with dividends reinvested) in each of the last three years. Since it is the long-term investment performance we seek, I have to say I am very proud of this record, and of every person at Bridgeway--its employees, directors, and service providers--who had a part in making it happen. Thanks also to you, our shareholders, for providing the capital base, as well as encouragement, praise, and constructive criticism.

Performance Summary

Translation: We did poorly in the quarter, great over the last year and 3+ years. We are adding a new performance "benchmark," the CRSP index of ultra-small companies.

The table below presents our quarter, one year, and life-to-date financial results according to the formula required by the SEC. New to this table is the CRSP Cap-Based Portfolio 10 Index, compiled by the University of Chicago's Center for Research in Securities Prices. I won't bore you with an explanation for this name, but suffice it to say it is comprised of all ultra-small stocks on the New York, American, and NASDAQ National Market exchanges, excluding foreign companies. It is probably the best benchmark for comparison, since is has a market capitalization almost identical to our Portfolio.


                                 Dec. Qtr.     1 Year      Life-to-Date
                                 9/30/97      12/31/96      8/5/94 to
                                to 12/31/97  to 12/31/97   12/31/97**

Ultra-Small Company Portfolio       (13.3%)      38.0%         29.9%
Lipper Small-Cap Stock Funds*        (5.1%)      21.4%         23.0%
Russell 2000 (small growth stocks)*  (2.8%)      22.4%         20.5%
CRSP Cap-Based Portfolio 10 Index*   (7.0%)      22.5%         18.6%


*The Lipper Small-Cap Stock Funds is an index of small-cap funds compiled by Lipper Analytical Services, Inc. The Russell 2000 is an unmanaged index of small stocks, with dividends reinvested. The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 2700 ultra-small companies compiled by the Center for Research in Securities Prices, with dividends reinvested.

Past performance does not guarantee future returns.
** Life-to-date returns are annualized; the December quarter period is not annualized.

Detailed Explanation of Quarterly Performance:  Southeast Asia

Southeast Asia seems to be the current whipping boy when investment managers need a reason to explain subpar performance. Insofar as it spooked the stock market overall, I guess it had an impact on us too. But when I look at the actual direct exposure of our stocks to this part of the world, it's pretty small.
Detailed Explanation of Quarterly Performance:  Return to Large Stock
Dominance

Translation: Small companies have outperformed larger companies roughly half the time historically, with the smallest companies returning the most overall. Unfortunately, the reverse has been true over most of the three year life of our fund. Our performance has been good to outstanding when small companies dominate and fair to middlin' when large ones dominate.
The outstanding performance of small companies in the September quarter was reflected in the stellar performance of our Portfolio. Then when large companies began to outperform in the December quarter (investors "fled" small stocks for the relative "safety" of large companies), we did poorly.

Below is an update of the graph I have presented previously on the amount by which large companies have outperformed small ones. I attribute at least half of our December quarter decline to the fact that many investors fled small stocks for the "safety" of large stocks, driving down the price of many stocks we own. They didn't decline in the December quarter by as much as they had gained the quarter before, but they were hit hard. If you're like me, you may be tired of large cap dominance and would really like to see what our Portfolio can do when small stocks outperform for an extended period. The good news is that when the tide turns, I expect to see some remarkable returns. The bad news is that large stocks have only dominated for four years now while the average length of time for such a cycle is between five and six years. My hypothesis is that this cycle could be shorter this time, since large stocks now look so expensive and small stocks so cheap, on average. If you agree with this hypothesis, what should you do? My answer is: nothing different than any other year. Bridgeway's philosophy is to get a long-term plan for how much exposure you want to stocks this small, and stick with the plan through thick and thin. The "thin" over the last few years hasn't been too bad, thanks in part to the overall rise in all our U.S. market indexes and the success of our models.


CHART: CUMULATIVE DIFFERENCE IN RETURNS: LARGE STOCKS MINUS SMALL STOCKS The chart displayed is a bar graph that shows the cumulative difference in returns between large and small stocks per quarter with a significant increase in the December 1997 quarter. The data below is the data that appears on the chart.

9/94     -3%
12/94    -1%
3/95      4%
6/95      4%
9/95      2%
12/95     7%
3/96      8%
6/96      8%
9/96     12%
12/96    18%
3/97     30%
6/97     37%
9/97     29%
12/97    41%





Detailed Explanation of Quarterly Performance: Model Diversification Didn't Help (Much)

Translation: In addition to seeking stocks which will appreciate, I work hard to reduce risk in our Portfolio through the models we use. This strategy has worked well except in two time periods--June/July of 1996 and September through December, 1997.

One of the things I do as portfolio manager to dampen some of the downside risk inherent in ultra-small stocks is to diversify by industry and investing style. Four different models choose these stocks, and when one model does poorly, we hope to make up some of the difference with another model style. There have been two time periods now when this didn't work. The first was in the September quarter of 1996. Our Portfolio had had a tremendous run, rising 28% over the previous four months and 67% over the previous year. Immediately following, in June and July, small companies had a poor showing in the marketplace and our Portfolio fell 17%. We noticed that the stocks that were hit the hardest were the ones that had gone up the most. Since that included a number of stocks in our Portfolio, we were hit hard, too.
I believe the same phenomenon occurred recently in 1997. From the beginning of May through September, our Portfolio rose 63%. When the market (as measured by the Dow Jones average) had its first 10+% correction in seven years during October, the stocks that got hit the hardest over the next couple of months were the ones which had gone up the most previously. Regardless of the style or model, we obviously held a number of these previous winners and our Portfolio fell 13% from the end of September through December.

Detailed Explanation of Performance--The Movers and Shakers

Translation: In the previous September quarter, 32 stocks rose at least 50% and none declined by this amount. In the December quarter, nine stocks declined at least 50% and only four rose 50+%. It's certainly more fun to watch them go up, but this kind of volatility is to be expected from time to time with ultra-small stocks.

The top two performing stocks in the September quarter appear on the following list of our worst performing stocks in the December quarter.
This is a big part of the story for the larger portfolio. The stocks that had gone up the most previously were hit the hardest in the "correction." While we managed to limit our exposure to falling oil prices in the December quarter (see "Ten Largest Holdings" below), we took it on the chin with our exposure to electronics. Three of ten worst performing stocks were in this industry.

Triteal Corp.             Data  Processing Software          -78%
Reliability Inc.          Electronics/Electric               -68%
Misonix, Inc.             Pollution Control                  -68%
Intest Corp.              Electronics/Electric               -59%
JB Oxford                 HoldingsSecurities                 -58%
Saint Andres Golf Corp.   Leisure-Amusement                  -55%
Lukens Medical Corp.      Medical Equipment                  -54%
Worldcorp, Inc.           Air Transport                      -52%
Asyst Technologies, Inc.  Electronics/Electric               -51%




Of these ten stocks, about a third were due to substantive and significant bad news, about a third were due to something notable, but not catastrophic, and a third seemed simply to get tarnished by spooked investors. In the first category, Triteal saw its significant revenues nearly vanish in one quarter. (Currently there is a class action suit against the company, there have been major management changes, and the company has been delisted.) JB Oxford is a brokerage house which looked well positioned for the boom in internet trading a year ago. Last August, federal agents made a surprise visit with search warrants in hand. The company returned to "normal" operations the following day, but there are some signs of financial stress. Our model seems to be taking a "wait and see" approach to this one. There's no model variable for federal search warrants, but the company is now severely undervalued -unless, of course, we haven't heard the last of the bad news.

In the category of notable, but not catastrophic news, Worldcorp, an airline leasing company, had a "landing incident" in Uruguay, putting that plane (a significant portion of the fleet) temporarily out of business. The company has some Pacific Rim exposure, but also favorable new contracts. We think the stock is oversold.

Reliability, Inc., which gained a whopping 179% in the September quarter, is just as healthy at the end of December as the end of September, according to our models. What's the difference? A stock price of 13 versus a stock price of 43. OK, you can blame Southeast Asia if you want to.

Not all the news was bad this quarter.  Four stocks really shone:

Kreisler Manufacturing          Aerospace            152%
Software Artistry, Inc.         Data Processing       82%
Omni Insurance Group            Insurance             75%
THQ, Inc.                       Leisure, Amusement    57%


Kreisler, a manufacturer of airplane components, had a ridiculously low price when we bought it at 5. It wasn't so ridiculously priced when we sold it a month and a half later near its peak at 13. I'm very glad we found it first. Omni Insurance and Software Artistry became takeover targets, realizing the value our models identified. THQ, Inc. rose on fundamental strength.


Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of trends or holdings applies only as of the quarter end, December 31, 1997; security positions can and do change thereafter. Performance trends discussed here are historical and may not be repeated in the future.

Largest Ten Holdings

The Portfolio's ten largest holdings at the end of December were:


                                                           % Net
Company                      Industry                      Assets
Int'l Microcomputer          SoftwareComputer Software      2.9%
Winsloew Furniture           Home Furnishings               2.9%
Performance Technologies     Computer Hardware              2.6%
Trans World Entertainment    Retail Stores                  2.4%
Amerilink Corp.              Telecommunications             2.4%
PTI Holdings, Inc.           Leisure-Amusement              2.3%
Candies, Inc.                Leather & Shoes                2.2%
Home Products Int'l.         Housewares                     2.0%
Misonix, Inc.                Pollution Control              1.9%

Braun's Fashion Corp.        Retail Stores                  1.7%
                                             Total         23.4%




The strong current diversification of our Portfolio is demonstrated by the facts that the top ten holdings represent nine different industries and no individual stock represents even 3% of the Portfolio. A full schedule of all investments is included with the semi-annual financial statements attached. The top industries are electronics (11%), data processing software (10%), and data processing hardware (9%). In retrospect, our models limited our exposure to the carnage in the oil and gas industry in the December quarter. Shortly before crude oil prices peaked (see graph below), our models took our exposure from 13% at the end of June to only 3% at the end of September. At current prices, our models are starting to find good values again in the energy sector.


Previous Story Stock--China Resources Revisited

Translation: If you buy cheap enough, sometimes you can still make money when things go against you.

A couple of times annually I highlight a stock which I think has a very interesting, innovative, or puzzling story. Last March I highlighted China Resources, a People's Republic of China company engaged primarily in the marketing & distribution of natural rubber. You may remember the company's stock price was severely depressed and trading at a price less than two times its trailing 9 months of cash flow. At that rate, the company would earn cash equal to the stock price in less than a year and a half. (The average large company stock now takes over 17 years to earn cash equal to its stock price, so China Resources looked unbelievably cheap.) We bought the stock at an average price of $2.51/share. Unfortunately, bad things did happen, including a precipitous fall in the price of rubber. Our model choked on the resulting decline in company revenues, and we sold at an average price of $3.46/share, a 38% gain. The stock closed today at $2.25. I guess the moral to the story is, if you buy cheap enough, sometimes you can still make money when things go against you.

Taxes

Translation: If you can invest in this Portfolio through a non-taxable vehicle, such as an IRA, you can save significantly on your tax bill. Last year this would have saved 2.8% of your investment if you pay taxes at the top rate. I figure we have to beat the CRSP index by about 2.25%/year before taxes and portfolio expenses (or 1.5% after expenses, which is the way you always see it reported) to justify our active management of this Portfolio in a taxable account. The good news is that we've been very successful at this so far. (Warning: if conversations about taxes give you indigestion, fast forward to "Conclusion.")

It's that (tax) time of year again. One shareholder phoned recently to report he was happy with our overall returns, but asked if we couldn't keep the turnover and resulting capital gains down? This raises several important questions, so I thought I would try to briefly address the tax efficiency of our Portfolio.

Let's take a look at our actual experience in 1997. The taxable year for mutual funds is the beginning of November to the end of October the following year. From 11/1/96 to 10/31/97, the total return of your fund was 60.8%. During the same period, we had realized capital gains equal to 13.6% of average net assets. A very rough way of looking at the tax issue, is that we realized in capital gains 13.6 divided by 60.6 equals 22% of the total return. For an actively managed portfolio that has an annual turnover of roughly 100%, this would appear to be fairly tax efficient.

The year before, using the same methodology, we realized 25% of the total return amount. The bad news is that about two-thirds of the realized capital gains were short-term, taxed to you at a rate up to 39.6% for our wealthier shareholders. Getting back to the 1997 example, assuming taxes at the maximum rate, your tax burden adjusted for growth in the Portfolio would have been about 4.8%. I say adjusted for growth, because one esoteric aspect of mutual fund accounting is that buyers in the latter part of the year pick up part of the tax bill for shareholders who were in for the first part of the year. Looking forward, I believe the 4.8% is the more relevant number, since our fund is closed to new investors and will be closed to all investments after June 30, 1998. (If you used our actual dividend distribution and top tax rates, the tax bill would equal a much lower 2.8% of the value of your account on the distribution date; so in 1997, you got a bit of a free ride for investments held since October, 1996.)

To summarize, after making certain assumptions and adjustments, I believe you might normally pay taxes of about 4.8% on a total return of 60.6%.
This really doesn't sound too bad to me. But most years will certainly not include a return this high (indeed for the calendar year 1997 our return was a lower 38%). So let's take a look at what a more conservative year would look like.

For the purpose of this analysis, let us assume the average annual return of the ultra-small asset class and forget the fact we have significantly outperformed this index so far. Over the last seven+ decades, ultra-small stocks have returned 16.9%. If we assume our capital gains to be 25% of this amount and that these are taxed at an average 35% rate, the tax bill would be 16.9 x .25 x .35 = 1.5%. If you compare this to our Ultra-Small Index Portfolio (where we try to distribute little or no gains), this means we have to add 1.5% more return through our active management. This is actually a fairly high hurdle by industry standards, but according to the table on page one, we have beaten the relevant index by 11.3%/year so far. Another factor one might want to throw into such an analysis is the difference in expense ratios, which is higher for actively managed funds. The difference in expense ratios between Bridgeway Ultra-Small Company Portfolio and Bridgeway Ultra-Small Index Portfolio is 1.5% minus 0.75% = 0.75%. So, assuming all else is equal, we have to beat the index by 1.5% (for taxes) plus 0.75% (for higher expense ratio) equals a fairly high 2.25% to make it worthwhile to stay in this actively managed portfolio in a taxable account. Right now all my exposure to Ultra-Small Company is through my IRA (so I'm not paying taxes), but even if I had money in a taxable account, I'd stay put.
Now for answers to some specific questions this analysis raises:

Can't we keep the turnover down? Unfortunately, most (not all) of the models we use have a fairly high turnover. There is a significant cost in commissions, other trading costs, and taxes, so if I could, I would. So far, however, our returns justify the additional turnover even in a taxable account.

Should I hold shares of the Portfolio in a taxable or non-taxable account? By all means in a non-taxable account, such as an IRA, if at all possible.

How much should I expect to pay in taxes? This varies with a number of factors, such as our return for a given period, the percentage of gains we actually take (or "realize"), and your actual marginal tax rate. The analysis above indicated a tax of 1.5% based on returns lower than what we have experienced. The actual tax in 1997 at the highest tax rate was 2.8% of your investment and would have been higher if the Portfolio had been closed to new investments for the full tax year.

Should I invest in an index fund to keep my taxes down? I can't give specific advice on this, since I don't know your specific situation nor future returns of our Portfolio. However, based on my own analysis and projections, I would stay put, even if my money were invested in a taxable account. If I had maxed out my potential contributions and wanted more ultra-small company exposure, I would give Bridgeway Ultra-Small Index Portfolio serious consideration, however.

Conclusion

As always, I appreciate your feedback. We keep a bulletin board of shareholder comments and suggestions and we take them very seriously. I plan to update you periodically on some of our quarterly feedback. As a result of previous shareholder feedback, we have recently begun posting our daily NAV's on the Internet at Bridgewayfund.com. Please keep your ideas coming.

Sincerely,


John Montgomery

                 BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                    STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
                                As of December 31, 1997

 Assets:
    Investments at value (cost - $37,092,233)                            $40,678,330
    Cash                                                                     417,063
    Receivable for interest                                                      259
    Receivable for dividends                                                   2,509
    Prepaid expenses                                                          12,354
    Deferred organization costs                                                6,982
                                                                 --------------------
          Total assets                                                    41,117,497
                                                                 --------------------

 Liabilities:
    Payable for shares redeemed                                               32,313
    Payable for investments purchased                                        110,806
    Payable for management fee                                                 1,356
    Payable for organization costs                                             6,995
    Accrued expenses                                                             672
                                                                 --------------------
          Total liabilities                                                  152,142
                                                                 --------------------
    Net Assets ( 1,876,322 shares outstanding)                           $40,965,355
                                                                 ====================
    Net asset value, offering and redemption price per share                  $21.83
                                                                 ====================

 Net Assets Represent:
    Paid-in capital                                                      $33,629,522
    Undistributed net realized gain/(loss)                                 3,749,736
    Net unrealized appreciation of investments                             3,586,097
                                                                 --------------------
    Net assets                                                           $40,965,355
                                                                 ====================

                          STATEMENT OF OPERATIONS (Unaudited)
                      For the six months ended December 31, 1997

 Investment income:
    Dividends                                                                $18,118
    Interest                                                                  23,738
                                                                 --------------------
          Total income                                                        41,856

 Expenses:
    Management fees                                                          237,736
    Accounting fees                                                           45,625
    Audit fees                                                                 4,779
    Custody                                                                   10,620
    Amortization of organization costs                                         2,234
    Insurance                                                                  1,947
    Legal                                                                      8,850
    Registration fees                                                          5,310
    Director fees                                                                333
    Miscellaneous                                                                 52
                                                                 --------------------
          Total expenses                                                     317,486
                                                                 --------------------

 Net investment loss                                                        (275,630)
                                                                 --------------------

 Net realized and unrealized gain on investments:
    Net realized gain on investments                                       6,483,033
    Net change in unrealized appreciation during period                   (2,057,685)
                                                                 --------------------
    Net realized and unrealized gain                                       4,425,348

 Net increase in assets resulting from operations                         $4,149,718
                                                                 ====================

 See accompanying notes to financial statements.

                     BRIDGEWAY FUND, INC. - ULTRA-SMALL COMPANY PORTFOLIO
                        STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

                                                        Six months ended      Year ended
 Increase (decrease) in net assets:                     December 31, 1997    June 30, 1997
 Operations:
    Net investment loss                                        ($275,630)         ($203,962)
    Net realized gain on investments                           6,483,033            238,109
    Net change in unrealized appreciation                     (2,057,685)         5,324,346
                                                       ------------------ ------------------
        Net increase resulting from operations                 4,149,718          5,358,493
                                                       ------------------ ------------------
    Distributions to shareholders:
        From net investment income                                     0                  0
        From realized gains on investments                    (3,067,146)          (228,177)
                                                       ------------------ ------------------
          Total distributions to shareholders                 (3,067,146)          (228,177)
 Fund share transactions:
    Proceeds from sale of shares                               8,901,276         23,069,647
    Reinvestment of dividends                                  3,018,351            209,831
    Cost of shares redeemed                                   (2,107,046)        (2,897,183)
                                                       ------------------ ------------------
        Net increase from Fund share transactions              9,812,581         20,382,295
                                                       ------------------ ------------------
        Net increase in net assets                            10,895,153         25,512,611
 Net assets:
    Beginning of period                                       30,070,202          4,557,591
                                                       ------------------ ------------------
    End of period                                            $40,965,355        $30,070,202
                                                       ================== ==================

 Number of Fund shares:
    Sold                                                         361,153          1,341,007
    Issued on dividends reinvested                               141,441             12,394
    Redeemed                                                     (84,326)          (168,592)
                                                       ------------------ ------------------
        Net increase                                             418,268          1,184,809
    Outstanding at beginning of period                         1,458,054            273,245
                                                       ------------------ ------------------
    Outstanding at end of period                               1,876,322          1,458,054
                                                       ================== ==================

                                                  FINANCIAL HIGHLIGHTS (Unaudited)
                                          (for a share outstanding throughout the period)

                                                        Six months ended      Year ended         Year ended         8/5/94* to
                                                        December 31, 1997    June 30, 1997      June 30, 1996      June 30, 1995
 Per share data
    Net asset value, beginning of period                          $20.62             $16.68             $11.35             $10.33
                                                       ------------------ ------------------ ------------------ ------------------
    Income (loss) from investment operations:
        Net investment loss                                        (0.17)             (0.24)             (0.21)             (0.04)
        Net realized and unrealized gain                            3.17               4.50               6.03               1.07
                                                       ------------------ ------------------ ------------------ ------------------
             Total from investment operations                       3.00               4.26               5.82               1.03
                                                       ------------------ ------------------ ------------------ ------------------
    Less distributions to shareholders:
        Net investment income                                       0.00               0.00               0.00               0.00
        Net realized gains                                         (1.79)             (0.32)             (0.49)             (0.01)
                                                       ------------------ ------------------ ------------------ ------------------
             Total distributions                                   (1.79)             (0.32)             (0.49)             (0.01)
                                                       ------------------ ------------------ ------------------ ------------------
    Net asset value, end of period                                $21.83             $20.62             $16.68             $11.35
                                                       ================== ================== ================== ==================

 Total return [1]                                                   14.8%              26.0%              52.4%              10.5%
 Ratios & Supplemental Data
    Net assets, end of period                                $40,965,355        $30,070,202         $4,557,591           $667,536
    Ratios to average net assets: [2]
        Expenses net of waivers and reimbursements                 1.58%              1.67%              1.97%              1.68%
        Expenses before waivers and reimbursements                 1.58%              1.87%              3.07%              8.34%
        Net investment income (loss)                              (1.38%)            (1.37%)            (1.47%)            (0.65%)
    Commission Cost/Share                                        $0.0084            $0.0097
    Portfolio turnover rate [2]                                    101.2%              56.2%             155.9%             103.6%

 [1] Not annualized for periods less than a year.
 [2] Annualized for periods less than a year.
 *  August 5, 1994 was commencement of operations.

 See accompanying notes to financial statements.

BRIDGEWAY FUND, INC.
ULTRA-SMALL COMPANY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS


1. Organization:

Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

The Fund is organized as a series fund and has five portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

2.Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation

Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

Federal Income Taxes

It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

Deferred Organization Costs

Deferred organization costs are amortized on a straight-line basis over five years. The initial shareholders, prior to the prospectus being declared effective on June 30, 1994, have agreed that if any of the initial shares of each portfolio are redeemed during such amortization period by any holder thereof, the redemption proceeds will be reduced by the amount of the then unamortized organization expenses in the same ratio as the number of shares redeemed bears to the number of total outstanding shares at the time of redemption.

At December 31, 1997, the Ultra-Small Company Portfolio had deferred organization costs in the amount of $6,995 payable to Bridgeway Capital Management, Inc.

Distributions to Shareholders

Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

During the year ended June 30, 1997, the Ultra-Small Company and the Aggressive Growth Portfolios did not pay sufficient dividends and distributions from net investment income and from net capital gains generated during the year ended June 30, 1996. The Ultra-Small Company and the Aggressive Growth Portfolios have petitioned the Internal Revenue Service for permission to make such deficient distributions during the year
ended June 30,  1998.   Taxpayers  would  be  taxed  on  these
distributions in the year received. Based upon management's assessment, the interest and penalties related to these deficient distributions are expected to be approximately $26,000. The Adviser has committed to pay the interest and penalties and all other costs associated with resolving the deficiency for the portfolios. No assurance can be given as to whether the Internal Revenue Service will accept the petition.

Use of Estimates in Financial Statements

In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

12b-1 Plan

The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there is no "12b-1 fee."

Other

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3.Management Contract:

The Ultra-Small Company Portfolio pays a flat 0.9% annual management fee, computed daily and payable monthly, except that while the Portfolio's net assets range from $27.5 million to $55 million the fee will be $495,000 annually subject to a maximum rate of 1.49% and a maximum expense ratio of 2.0%.

4.Related Party Transactions:

One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers are employees of the Adviser, and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees and Registration fees expense categories of the financial statements.

5.Custodial Agreement:

The Fund has entered into a Custodial Agreement with Compass Bank (formerly River Oaks Trust). As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

6.Cost, Purchases and Sales of Investment Securities:

Investments have the same cost for tax and financial statement purposes. Aggregate purchases were $27,282,221 and sales of investment securities, other than cash equivalents were $18,861,597.

February 25, 1998



Dear Ultra-Small Index Portfolio Shareholder,

Our performance during the first five months from inception through December, 1997 was a disappointing -0.4%. This rate tracked the CRSP Index (the index on which our Portfolio is based) poorly, primarily due to the fact that we have not had a fully representative sample of the 2650 stocks which make up the CRSP Index.

Performance Summary

The following table presents SEC standardized performance for the first five months of operations from July 31, 1997 to December 31, 1997**:

                                                 Life-to-Date
                                                  7/31/97 to
                                                  12/31/97**

Ultra-Small Index Portfolio                         (0.4%)
CRSP Cap-Based Portfolio 10 Index*                   6.9%
Russell 2000 Index*                                  6.2%



*The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of 2650 of the smallest publicly traded U.S. stocks (with dividends reinvested) as reported by the Center for Research on Securities Prices. This is the index we are seeking to match. The Russell 2000 Index is an unmanaged index of small companies (with dividends reinvested). This latter index is the mostly widely tracked index among small company funds, but is comprised of companies roughly 6 times larger than that of the CRSP Index and the Bridgeway Portfolio. Past performance does not guarantee future returns. ** Returns are not annualized.

Explanation of Performance

Translation: Our new Portfolio went great guns for the first two and a half months, then gave up all these gains in the next two and a half months as investors retreated back to the safety of "blue chip" stocks, selling ours. This Portfolio will not likely do well in the latter environment (which historically, has not been the prevailing environment). We underperformed our benchmark index in this period because we do not yet own enough stocks to accurately replicate the index. I expect to more closely "track" the index performance as assets continue to build.

After a promising first two months, investors turned back to large, "blue chip" stocks in the December quarter, abandoning ultra-small stocks and driving the prices of our shares back down. This phenomenon can be seen clearly by examining the prices of our two index funds--Ultra-Large and Ultra-Small. On October 15, Ultra-Small Index Portfolio was up 16.2%, while the Ultra-Large 35 Index Portfolio remained at the exact same price as the original offering on July 31. We were hoping that this trend would continue, finally allowing small stocks to catch up with the breakneck pace of ultra-large stocks over the last three years. This didn't happen. Beginning with the stock market correction in late October and continuing through December, investors abandoned small and ultra-small stocks in favor of large companies, which appreciated slightly.

Apart from the trend of small stocks, we underperformed our index by 7% in just five months. This is a huge "tracking error" for an index fund, an amount which is unacceptable. I would expect significantly higher error for a micro-cap or ultra-small cap fund, but would not expect it to vary by more than a few percentage points over the course of a year. So what happened?

A majority of the tracking error occurred in the month of December. I analyzed the December trading costs (the "spread" between bid and ask stock quotes plus commission) and determined it was only about .1% of the problem. (We continue to improve our record as the size of our trades increases.) Our expense ratio is not allowed to exceed 0.75% annually or 0.06%/month, so this was also not the problem. We were essentially fully invested for the period, so holding lower performing "cash" instruments was not the problem. Finally, the tracking problem could be attributed to our sampling of the stocks that make up the index, which now consists of 2,650 companies. With $1 million in assets, we averaged only 61 stocks in the Portfolio in the December quarter. (The number now stands at 95 and is climbing). We had intended to double the number of portfolio stocks in the December quarter, but new inflows of cash came to a standstill as the market plummeted in October and small stocks took it on the chin. The bottom line is: the stocks we selected to represent the full universe of the index simply did not replicate the index.

We choose stocks in order to roughly 1) match the market capitalization of the index, 2) match the value/growth orientation of the index, and 3) match the industry concentrations. My associate will soon perform analysis to determine whether there is any systematic bias in the specific stocks we used to represent the index. (I'll report on this effort in my next shareholder letter.) I am also studying the possibility of choosing stocks which individually strongly correlate with the index as a way to minimize tracking error.

One important factor is that while we didn't replicate the index well in the first five months, my best estimate of the expected return from these stocks is still that of the index. The small number of stocks means that in any one quarter we may under- or over- perform the index. However, I would not expect this tracking error to be always negative. Indeed, we outperformed the CRSP Index by 1.1% in January, and I suspect we are doing it again in February, since we are up 10.2% year-to-date through the date of this letter.

I am not pleased with our performance in the first five months, but I am also quite optimistic about the future. We should more closely replicate the index performance as assets grow and our number of stocks approaches several hundred (our original goal within the first year).

The Case for Ultra-Small Stock Indexing

Translation: Some studies indicate it is easier to "beat the market" by investing in small stocks, but very difficult to do so with large stocks. If this is true, it would lead one to use index funds for the more stable "large-cap" portion of one's investments, but to use actively managed funds for the "small-cap" portion. While I agree that a larger percentage of small-cap funds have beaten the market over longer periods, I still believe there is a compelling case in favor of using an ultra-small index fund when very disciplined, limited edition funds (such as Bridgeway Ultra-Small Company Portfolio) are not available. In particular, I believe the average actively managed small-cap fund must add nearly 3 percentage points more return through active management to justify investing in an active fund versus an ultra-small index fund. This is a very high hurdle by industry standards. The last fifteen year record indicates small-cap funds as a group have not cleared such a hurdle. It is highly questionable if even the best among these funds can continue to do so.

Last year Morningstar published an article which might have the reader conclude that one should "index" the more stable large company portion of one's portfolio while using active management for small and foreign stocks. I am indeed a proponent of active management in very small-cap investing, but feel our Ultra-Small Index Portfolio offers some significant advantages over most actively managed small-cap funds. Let me try to make this case:

According to data presented in Ibbotson's Stocks, Bonds, Bills, and Inflation, ultra-small stocks (they call them 10th decile stocks) have historically carried an average annual "size premium" of 5.8% over the S&P 500 and 4.3% over the size stock that the average small cap fund is invested in. This is a phenomenal statement. (Over the course of 20 years, four percentage points more per year would result in a portfolio over twice as large, so this is no small change.) However, there are different ways to do this analysis, and I would argue for a more conservative estimate of just 2%/year that one might expect from ultra-small stocks over small stocks. Assuming this more conservative figure of 2%, it is still possible to "squander" this advantage through high trading costs and turnover. Based on our previous experience trading ultra-small stocks for our actively managed portfolio, we believe we can bring this trading cost disadvantage down to zero, so I will ignore it here. Consequently, an actively managed small-cap fund must "add value" to the tune of two percentage points in order to meet the expected return of an ultra-small index portfolio. I call this additional two percent the "hurdle" an active manager must clear to justify his or her active management.

Ooops. It's worse than that. The average actively managed retail small-cap fund has an expense ratio of 1.62%, over twice our index portfolio rate of 0.75%. This means the average actively managed small-cap fund has a 2.0 + (1.62 - 0.75) = 2.87% "active management hurdle" to clear. So what does the actual small-cap mutual fund record look like?

Only 22 small-cap mutual funds have a full 15 year history, the longest period for which I have data. (There are now over 500!) These 22 funds did, in fact, out-perform the Russell 2000 small-cap index by a small amount (13.8% vs. 13.3%); they did overcome their entire expense ratio plus another half percent return. They cleared 2.12% (their expense ratio plus 0.5% performance above the Russell 2000 Index plus 0.75% allowance for the index expense ratio) of the 2.87% hurdle we set. They still fall short by more than three quarters of one percent.

This analysis might be the end of the story, but it's not. The average load of these 22 funds is 2%. Amortized over the full 15 years, we have to subtract another 0.13%/year. But we're still not done. Unfortunately, there were more than 22 small-cap mutual funds in existence 15 years ago. Some of them are now out of business. As you might guess, these were not the higher performing funds, creating something called "survivorship bias." Based on a couple of studies I have read, a reasonable estimate of the effect of survivorship bias is 1%/year. So, adding all this together (1.62% + 0.50% - 0.13% - 1.00%), we find that the average fund really achieved about 1% additional return toward the 2.87% hurdle above. The average fund fails to clear the hurdle by 1.88%--a strong case in favor of an ultra-small index fund. This doesn't mean I'm against active management; I'm not. I just feel that the amount by which a portfolio manager needs to outperform a given benchmark is higher than one might think, probably too high.

Oh, shoot. I forgot about taxes. In a taxable account, index funds have another huge advantage. Let's say the market appreciates 10%/year. An actively managed small-cap fund has a turnover rate of about 100%. If half of the capital gains (relative to the index fund) are returned to shareholders each year at a 28% taxable rate, we need to go back and raise the hurdle for the actively managed fund. .28 x 0.5 x 10% = 1.4%/year. Adding this to the 2.87% above, raises the hurdle in a taxable account to 4.27%. Ouch, now we're really getting into the realm where it's becoming hard to beat my theoretical (maybe your actual?) index fund. Only three of the 22 actual funds cleared this new hurdle. Out of, say 50, small-cap funds actually in existence 15 years ago, do you think you could pick one of the top 3? This is roughly what I think you need to do to beat the index strategy of your portfolio.

This analysis could become still more complicated. It doesn't take into consideration the greater short-term volatility of ultra-small stocks, nor their superior protection against inflation over a 15 year period, nor the fact that even in a tax-deferred account, you end up paying taxes some day. Nevertheless, I think the analysis is in the ball park of what it takes to beat an ultra-small index strategy, and I think the true number is a big one. The table below summarizes our analysis:

Higher Hurdle for Small-Cap Fund to Clear

Higher avg. historical return of ultra-small companies            2.00%
Average small-cap fund expense ratio                              1.62%
Less ultra-small index expense ratio                             -0.75%
Total "Hurdle" for Small-Cap Fund to Beat
    Index Fund in tax-free account                                2.87%

Additional tax burden at top tax rate (taxable accounts only)     1.40%
Total "Hurdle" in Taxable Account                                 4.27%


Actual 1982-1997 Record for Actively Managed Small-Cap Funds

Performance successfully covering expense ratio                   1.62%
Amount by which funds beat the Russell 2000 Index                 0.50%
Survivorship bias                                                -1.00%
Load (sales charge) amortized over 15 years                      -0.13%
Total Amount Earned Toward Clearing the "Hurdle"                  0.99%


The Rest of the Picture:  Manager Moves, "Size Creep,"

In addition to the financial hurdles above, there are two other disadvantages of actively managed funds. One is the risk that you actually pick one of the future top few portfolio managers and he or she jumps ship to move to another fund. Or maybe this star manager gets hit by a bus (my last career was in transportation). Will the new manager have the same skill in clearing the hurdle we set above?

An even bigger risk is that as the portfolio builds a great performance record, it gets flooded with cash and becomes a rather not-so-small-cap fund. Of the three top performing funds which cleared our hurdle over the last 15 years, none has a median market capitalization under $1 billion. This means that the average size of the companies these funds invest in are all more than ten times the size of our companies. As assets climb and company size creeps up, performance typically deteriorates. Of the same three winning funds above, only one beat the Russell 2000 Index in the last three years of this 15 year record. Maybe investors in these funds should be thinking about a large-cap index fund for the next 15 years.

Conclusion

I appreciate your feedback. We keep a bulletin board of shareholder comments and suggestions and we take them very seriously. I plan to update you periodically on some of our quarterly feedback. As a result of previous Fund shareholder feedback, we have recently begun posting our daily NAV's on the Internet at Bridgewayfund.com. Please keep your ideas coming.

Sincerely,



John Montgomery

                 BRIDGEWAY FUND, INC. - ULTRA-SMALL INDEX PORTFOLIO
                   STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
                               As of December 31, 1997

 Assets:
    Investments at value (cost - $1,259,381)                            $1,111,628
    Receivable for investments sold                                        147,238
    Receivable for dividends                                                   189
    Deferred organization costs                                              4,147
                                                                 ------------------
          Total assets                                                   1,263,202
                                                                 ------------------

 Liabilities:
    Payable for shares redeemed                                            140,314
    Payable for management fee                                               1,546
    Payable for organization costs                                           4,147
    Accrued expenses                                                           939
                                                                 ------------------
          Total liabilities                                                146,946
                                                                 ------------------
    Net Assets ( 223,928 shares outstanding)                            $1,116,256
                                                                 ==================
    Net asset value, offering and redemption price per share                 $4.98
                                                                 ==================

 Net Assets Represent:
    Paid-in capital                                                     $1,256,252
    Undistributed net realized gain                                          7,757
    Net unrealized depreciation of investments                            (147,753)
                                                                 ------------------
    Net assets                                                          $1,116,256
                                                                 ==================

                         STATEMENT OF OPERATIONS (Unaudited)
                 From inception (July 31, 1997) to December 31, 1997

 Investment income:
    Dividends                                                                 $468
    Interest                                                                   563
                                                                 ------------------
          Total income                                                      $1,031

 Expenses:
    Management fees                                                          1,598
    Accounting fees                                                          1,297
    Amortization of organization costs                                         379
                                                                 ------------------
          Total expenses                                                     3,274
    Less fees waived                                                          (963)
                                                                 ------------------
          Net expenses                                                       2,311
                                                                 ------------------

 Net investment loss                                                        (1,280)
                                                                 ------------------

 Net realized and unrealized gain on investments:
    Net realized gain on investments                                         7,757
    Net change in unrealized depreciation during period                   (147,753)
    Net realized gain and unrealized loss                                 (139,996)

 Net decrease in assets resulting from operations                        ($141,276)
                                                                 ==================

 See accompanying notes to financial statements.

             BRIDGEWAY FUND, INC. - ULTRA-SMALL INDEX PORTOLIO
              STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

                                                        July 31, 1997* to
 Increase (decrease) in net assets:                     December 31, 1997
 Operations:
    Net investment loss                                          ($1,280)
    Net realized gain on investments                               7,757
    Net change in unrealized depreciation                       (147,753)
                                                       ------------------
        Net increase resulting from operations                  (141,276)
                                                       ------------------
    Distributions to shareholders:
        From net investment income                                     0
        From realized gains on investments                             0
                                                       ------------------
          Total distributions to shareholders                          0
 Fund share transactions:
    Proceeds from sale of shares                               1,563,912
    Reinvestment of dividends                                          0
    Cost of shares redeemed                                     (306,380)
                                                       ------------------
        Net increase from Fund share transactions              1,257,532
                                                       ------------------
        Net increase in net assets                             1,116,256
 Net assets:
    Beginning of period                                                0
                                                       ------------------
    End of period                                             $1,116,256
                                                       ==================

 Number of Fund shares:
    Sold                                                         284,338
    Issued on dividends reinvested                                     0
    Redeemed                                                     (60,410)
                                                       ------------------
        Net increase                                             223,928
    Outstanding at beginning of period                                 0
                                                       ------------------
    Outstanding at end of period                                 223,928
                                                       ==================

                     FINANCIAL HIGHLIGHTS (Unaudited)
              (for a share outstanding throughout the period)

                                                        July 31, 1997* to
                                                        December 31, 1997
 Per share data
    Net asset value, beginning of period                           $5.00
                                                       ------------------
    Income (loss) from investment operations:
        Net investment loss                                        (0.01)
        Net realized and unrealized gain                           (0.01)
                                                       ------------------
             Total from investment operations                      (0.02)
                                                       ------------------
    Less distributions to shareholders:
        Net investment income                                       0.00
        Net realized gains                                          0.00
                                                       ------------------
             Total distributions                                    0.00
                                                       ------------------
    Net asset value, end of period                                 $4.98
                                                       ==================

 Total return [1]                                                  (0.4%)
 Ratios & Supplemental Data
    Net assets, end of period                                 $1,116,256
    Ratios to average net assets: [2]
        Expenses net of waivers and reimbursements                 0.70%
        Expenses before waivers and reimbursements                 0.99%
        Net investment income (loss)                              (0.39%)
    Commission Cost/Share                                        $0.0107
    Portfolio turnover rate [2]                                     66.5%

 [1] Not annualized.
 [2] Annualized.
 *  July 31, 1997 was initial offering.

 See accompanying notes to financial statements.

BRIDGEWAY FUND, INC.
ULTRA-SMALL INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS


1. Organization:

Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

The Fund is organized as a series fund and has five portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

2.Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation

Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

Federal Income Taxes

It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

Deferred Organization Costs

At December 31, 1997, the Ultra-Small Index Portfolio had deferred organization costs in the amount of $4,147 payable to Bridgeway Capital Management, Inc.

Distributions to Shareholders

Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Use of Estimates in Financial Statements

In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

12b-1 Plan


The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there is no "12b-1 fee."

Other

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

Assets in the Ultra-Small Index Portfolio are very low, and may remain so in the immediate future. Because commission cost per trade is unacceptably high as a percentage of assets, the Adviser reimburses the Portfolio for any commissions above one cent/share. The Adviser expects to continue this practice until portfolio net assets reach at least $2 million.

3.  Management Contract:

The Ultra-Small Index Portfolio pays a flat 0.5% annual management fee, computed daily and payable monthly subject to a maximum expense ratio of 0.75%.

4.  Related Party Transactions:

One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers are employees of the Adviser and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees and Registration fees expense categories of the financial statements.

The Adviser has been voluntarily reimbursing the Ultra-Small Index Portfolio for any operating expenses above 0.75%. The Adviser expects to continue this voluntary level of reimbursement, if necessary, indefinitely. The Adviser has waived a portion of the management fees for the Portfolio.

5.Custodial Agreement:

The Fund has entered into a Custodial Agreement with Compass Bank (formerly River Oaks Trust). As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

6.Cost, Purchases and Sales of Investment Securities:

Investments have the same cost for tax and financial statement purposes. Aggregate purchases were $1,433,176 and sales of investment securities, other than cash equivalents were $181,559.

February 16, 1998


Dear Fellow Aggressive Growth Shareholder,

In the December quarter our Portfolio gave up nearly 2/3 of the previous quarter gains, declining 10.6%. This was the poorest single quarter since inception three and a half years ago. For only the fourth quarter in our history, the Portfolio underperformed the S&P 500. As a result, we fell to 67th place among 129 aggressive growth funds over the last year. Over the last three years we ranked 17th of 82 aggressive growth funds, according to Morningstar.

The Bridgeway name continues to rank among the performance charts. On a recent listing of one and three year performance rankings, only one other fund family's name was listed as many times as Bridgeway. Quite frankly, though, this just isn't good enough. I won't be satisfied until we are comfortably ahead of every benchmark in the table below on a cumulative basis.

Performance Summary

The table below presents our quarter, one year, and life-to-date financial results according to the formula required by the SEC:

                                     Dec. Qtr.    1 Year     Life-to-Date
                                     9/30/97      12/31/96    8/5/94 to
                                   to 12/31/97   to 12/31/97  12/31/97**
Aggressive Growth Portfolio           (10.6%)     18.3%         25.4%
S&P 500 Index (large companies)*        2.9%      33.4%         27.6%
Russell 2000 (small growth companies)* (2.8%)     22.4%         20.5%
Lipper Capital Appreciation Funds*     (3.7%)     20.4%         19.7%



*The S&P 500 and Russell 2000 are unmanaged indexes of large and small companies, with dividends reinvested. The Lipper Capital Appreciation Funds reflect the aggregate record of more aggressive domestic growth mutual funds as reported by Lipper Analytical Services, Inc. Past performance does not guarantee future returns.
** Life-to-date returns are annualized; quarterly returns are not annualized.


Detailed Explanation of Quarterly Performance:  Southeast Asia?

Southeast Asia seems to be the current whipping boy when investment managers need a reason to explain subpar performance. Insofar as it spooked the stock market overall, I guess it had an impact on us too. But when I look at the actual direct exposure of our stocks to this part of the world, it's pretty small.

Detailed Explanation of Quarterly Performance:  Return to Large Stock
Dominance

Translation: Small companies have outperformed larger companies roughly half the time historically, with the smallest companies returning the most overall. The reverse has been true over most of the three and a half year life of our fund. Since our models are currently finding better values among the smaller companies, we have significant exposure here. When small companies performed very well in the September quarter, we did great. When large companies did relatively well in the December quarter (investors "fled" small stocks for the relative "safety" of large companies), we did poorly.

Below is an update of the graph I have presented previously on the amount by which large companies have outperformed small ones. I attribute nearly half of our December quarter decline to the fact that many investors fled small stocks for the "safety" of large stocks, driving down the price of many stocks we own. Specifically, of the 40 stocks we owned at the beginning of the quarter, 23 declined by at least 10%. Of these 23, 18 were small stocks. They didn't decline in the December quarter by as much as they had gained the quarter before, but they were hit hard. Fortunately, none of our core holdings (more concentrated positions comprising from five to ten percent of assets) was among these 23.


CHART: CUMULATIVE DIFFERENCE IN RETURNS: LARGE STOCKS MINUS SMALL STOCKS

The chart displayed is a bar graph that shows the cumulative difference in returns between large and small stocks per quarter with a significant increase in the December 1997 quarter. The data below is the data that appears on the chart.

9/94     -3%
12/94    -1%
3/95      4%
6/95      4%
9/95      2%
12/95     7%
3/96      8%
6/96      8%
9/96     12%
12/96    18%
3/97     30%
6/97     37%
9/97     29%
12/97    41%




Detailed Explanation of Quarterly Performance:  Momentum Stocks Pull Back

About 10% of our Portfolio assets are invested in stocks I would categorize as "momentum style," those which have experienced increasing earnings, sales, and/or stock price. Wall Street tends to pay a premium for stocks which have very steadily improving fundamental and technical statistics. Unfortunately, that premium can vanish overnight, and the stock price can come plummeting down upon even a hint of bad news. Because of this potential risk, we rarely invest more than 2% of Portfolio assets in any one such stock. During the quarter, four (previously) top performing mutual funds which are sometimes referred to as "momentum players" dropped an average of 14%. The performance of our Portfolio was also negatively affected by this category of stocks.

The One That (Thank Heavens) Got Away

We did sidestep one potential momentum travesty in the form of Oxford Health Systems, which has been much in the news lately. We bought this stock in May at $69 per share. We sold it at $73.59 (a 7% gain) on October 10 when our model indicated the risk characteristics had become too high. Two and a half weeks later the stock fell from $68.75 to $25.875 all in one day on news of major accounting, reporting, and management problems. Recently, the stock has traded under $17. You can see why we don't take big positions in stocks with these characteristics.

Detailed Explanation of Quarterly Performance:  Oil Doesn't Help Either

A major decline in the price of oil didn't help our stocks in this part of our Portfolio, either. As indicated on the graph below, crude oil declined from a high of $22/barrel in early October to $17/barrel at the end of the quarter. The price of exploration and service stocks followed, with Varco International down 26.5%, Hvide Marine down 19.5%, Key Production down 19.2%, and Tidewater down 10.9%. Ouch!


The Other Side of the Ledger--What Did Go UP?

Diversification didn't really help much in the December quarter. Technology, oil, small and momentum stocks were all down. Fortunately, our third largest holding at the beginning of the quarter, Standard Pacific, a California home builder, went up 49%. This helped cushion the fall, as did Jackson Hewitt, the second largest preparer of tax returns. This company was taken over, resulting in a 78% gain in the quarter.

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 1997; security positions can and do change thereafter.

Largest Positions

Translation: Your portfolio manager invests more money in a fewer number of companies than some other mutual funds (this is called "concentration"), but works very hard on overall diversification, that is, not loading up on any one industry or region of the country. We try hard not to put all our eggs in one basket. No two of our largest ten positions are in the same industry.

The following are our largest ten portfolio positions as of December 31:


                                                        % of Net
Company                          Industry                Assets
Canandaigua Brands,Inc.          Beverages                10.6%
Standard Pacific Corp.           Building                  6.9%
Airborne Freight Corp.           Air Transport             6.4%
Yellow Corp.                     Transportation/Freight    4.4%
Best Buy Co.                     Retail                    4.4%
Neomagic Corp.                   Data Processing Hardware  4.0%
Accustaff Inc.                   Services                  3.5%
Hexel Corp.                      Aerospace                 3.2%
PSC Inc.                         Electronics/Electric      2.9%
Medco Research Inc.              Drugs-Generic and OTC     2.7%
                                                  Total   49.1%




A full schedule of all investments is included with the semi-annual financial statements attached. The top industries are data processing hardware (15.5%), beverages (10.3%), and oil and gas (8.7%).

Taxes

Translation: If you can invest in this Portfolio through any non-taxable vehicle, such as an IRA, you can save significantly on your tax bill. Last year this would have saved 3.2% of your investment if you pay taxes at the top rate. I figure we have to beat the Russell 2000 Index (the index most comparable in size to your Portfolio) by about 2.1% in a "normal" year before taxes and after Portfolio expenses (which is the way you always see it reported) to justify our active management of the Portfolio in a taxable account. We've been very successful at this so far, although we've lagged relative to the S&P 500 Index of large stocks. (Warning: if conversations about taxes give you indigestion, fast forward to "Conclusion.")

It's that (tax) time of year again. One Bridgeway Fund shareholder phoned recently to report he was happy with our overall returns, but asked if we couldn't keep the turnover and resulting capital gains down. This raises several important questions, so I thought I would briefly try to address the tax efficiency of our Portfolio.

Let's take a look at our actual experience in 1997. The taxable year for mutual funds is the beginning of November to the end of October the following year. From 11/1/96 to 10/31/97, the total return of your fund was 28.8%. During the same period, we had realized capital gains equal to 14.1% of average net assets. A very rough way of looking at the tax issue is that we realized, in capital gains, 14.1 divided by 28.8 equals 49% of the total return. For an actively managed portfolio that has an annual turnover of over 100%, this is reasonably tax efficient. The bad news is that about two-thirds of the realized capital gains were short-term, taxed to you at a rate up to 39.6% for our wealthier shareholders. Getting back to the 1997 example, if you use our actual dividend distribution and top tax rates, the tax bill would equal 3.2% of the value of your account on the distribution date. (Due to a quirk in mutual fund accounting, investments made at the beginning of the tax year get a bit of a free ride in a growing portfolio, since incoming shareholders dilute part of their tax burden; otherwise, the tax burden would have been higher.)

To summarize, a 3.2% tax on a 29% total return may not sound too bad. But most years will certainly not include a return this high (indeed, for the calendar year 1997 our return was a lower 18%). So let's take a look at what a more conservative year might look like.

For the purpose of this analysis, let us assume the average annual return of the class of stocks we invest in is 12% and forget the fact we have significantly outperformed this comparable index so far. If we assume our capital gains to be 50% of this amount and that these are taxed at an average 35% rate, the tax bill would be 12 x .5 x .35 = 2.1%. This means we have to add 2.1% more return through our active management. This is actually a fairly high hurdle by industry standards, but according to the table on page one, we have beaten the Russell 2000 Index by 4.9%/year so far. Another factor one might want to throw into such an analysis is the difference in expense ratios, which is higher for actively managed funds. The difference in expense ratios between Bridgeway Aggressive Growth Portfolio and a Russell 2000 Index mutual fund is 1.9% minus 0.25% = 1.65%. So, assuming all else is equal, we have to beat the index (before subtracting the Portfolio expenses) by 2.1% (for taxes) plus 1.65% (for the higher expense ratio) equals a fairly high 3.75% to make it worthwhile to stay in this actively managed portfolio in a taxable account at the highest tax rate. (This analysis assumes an index fund distributes no capital gains, which isn't true; but it should be much lower.) Right now all my exposure to the Aggressive Growth Portfolio is through my IRA (so I'm not paying taxes), but even if I had money in a taxable account, I'd stay put. However, I thought you should understand the significant effect taxes can have.

Now for answers to some specific questions this analysis raises:

Can't we keep the turnover down? Unfortunately, most (not all) of the models we use have a fairly high turnover. There is a significant cost in commissions, other trading costs, and taxes, so if I could, I would. So far, however, I believe our returns justify the additional turnover even in a taxable account.

Should I hold shares of the Portfolio in a taxable or non-taxable account? By all means in a non-taxable account, such as an IRA, if at all possible. How much should I expect to pay in taxes? This varies with a number of factors, such as our return for a given period, the percentage of gains we actually take (or "realize"), and your actual marginal tax rate. The analysis above indicated a tax of 2.1% based on returns lower than what we have experienced. The actual tax in 1997 at the highest tax rate was 3.2% of your investment and would have been higher if the Portfolio had not been growing through new shareholder investments.

Should I invest in an index fund to keep my taxes down? I can't give specific advice on this, since I don't know your specific situation nor future returns of our portfolio. However, based on my own analysis and projections, I would stay put, even if my money were invested in a taxable account. Nevertheless, for someone really averse to paying taxes, I would recommend looking at Bridgeway Ultra-Large 35 Index Portfolio, which seeks to distribute no capital gains and has the lowest expense ratio of any mutual fund in the country. Also, Bridgeway Ultra-Small Index Portfolio is a good index alternative for people looking for small company stock exposure.

Conclusion

As always, I appreciate your feedback. We keep a bulletin board of shareholder comments and suggestions and we take them very seriously. I plan to update you periodically on some of our quarterly feedback. As a result of previous shareholder feedback, we have recently begun posting our daily NAV's on the Internet at Bridgewayfund.com. Please keep your ideas coming.

Sincerely,


John Montgomery

                 BRIDGEWAY FUND, INC. - AGGRESSIVE GROWTH PORTFOLIO
                   STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
                               As of December 31, 1997

 Assets:
    Investments at value (cost - $5,340,016)                            $5,453,043
    Cash                                                                    67,561
    Receivable for interest                                                    217
    Receivable for dividends                                                 1,862
    Receivable from adviser                                                     83
    Prepaid expenses                                                         7,387
    Deferred organization costs                                              6,679
                                                                 ------------------
          Total assets                                                   5,536,832
                                                                 ------------------

 Liabilities:
    Payable for shares redeemed                                              7,244
    Payable for management fee                                                 136
    Payable for organization costs                                           6,691
    Accrued expenses                                                        11,279
                                                                 ------------------
          Total liabilities                                                 25,350
                                                                 ------------------
    Net Assets ( 304,293 shares outstanding)                            $5,511,482
                                                                 ==================
    Net asset value, offering and redemption price per share                $18.11
                                                                 ==================
 Net Assets Represent:
    Paid-in capital                                                     $5,197,520
    Undistributed net realized gain                                        200,935
    Net unrealized appreciation of investments                             113,027
                                                                 ------------------
    Net assets                                                          $5,511,482
                                                                 ==================

                         STATEMENT OF OPERATIONS (Unaudited)
                     For the six months ended December 31, 1997

 Investment income:
    Dividends                                                               $7,384
    Interest                                                                 5,702
                                                                 ------------------
          Total income                                                      13,086
 Expenses:
    Management fees                                                         28,197
    Accounting fees                                                         19,600
    Audit fees                                                               3,363
    Custody                                                                  2,655
    Amortization of organization costs                                       2,230
    Insurance                                                                  354
    Legal                                                                    1,859
    Registration fees                                                        2,655
    Director fees                                                              333
    Miscellaneous                                                               53
                                                                 ------------------
          Total expenses                                                    61,299
    Less fees waived                                                       (16,460)
                                                                 ------------------
          Net expenses                                                      44,839
                                                                 ------------------
 Net investment loss                                                       (31,753)
 Net realized and unrealized gain on investments:
    Net realized gain on investments                                       438,058
    Net change in unrealized appreciation during period                   (387,231)
                                                                 ------------------
    Net realized and unrealized gain                                        50,827
 Net increase in assets resulting from operations                          $19,074
                                                                 ==================

 See accompanying notes to financial statements.

                      BRIDGEWAY FUND, INC. - AGGRESSIVE GROWTH PORTOLIO
                        STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

                                                        Six months ended      Year ended
 Increase (decrease) in net assets:                     December 31, 1997    June 30, 1997
 Operations:
    Net investment loss                                         ($31,753)          ($33,138)
    Net realized gain on investments                             438,058            187,476
    Net change in unrealized appreciation                       (387,231)           372,114
                                                       ------------------ ------------------
        Net increase resulting from operations                    19,074            526,452
                                                       ------------------ ------------------
    Distributions to shareholders:
        From net investment income                                     0                  0
        From realized gains on investments                      (455,464)          (128,863)
                                                       ------------------ ------------------
          Total distributions to shareholders                   (455,464)          (128,863)
 Fund share transactions:
    Proceeds from sale of shares                               3,243,216          2,150,757
    Reinvestment of dividends                                    451,952            123,538
    Cost of shares redeemed                                   (1,167,786)          (753,879)
                                                       ------------------ ------------------
        Net increase from Fund share transactions              2,527,382          1,520,416
                                                       ------------------ ------------------
        Net increase in net assets                             2,090,992          1,918,005
 Net assets:
    Beginning of period                                        3,420,490          1,502,485
                                                       ------------------ ------------------
    End of period                                             $5,511,482         $3,420,490
                                                       ================== ==================

 Number of Fund shares:
    Sold                                                         154,584            129,254

    Issued on dividends reinvested                                25,433              7,362
    Redeemed                                                     (57,759)           (44,758)
                                                       ------------------ ------------------
        Net increase                                             122,258             91,858
    Outstanding at beginning of period                           182,035             90,177
                                                       ------------------ ------------------
    Outstanding at end of period                                 304,293            182,035
                                                       ================== ==================

                                                  FINANCIAL HIGHLIGHTS (Unaudited)
                                          (for a share outstanding throughout the period)

                                                        Six months ended      Year ended         Year ended         8/5/94* to
                                                        December 31, 1997    June 30, 1997      June 30, 1996      June 30, 1995
 Per share data
    Net asset value, beginning of period                          $18.79             $16.66             $11.71              $9.89
                                                       ------------------ ------------------ ------------------ ------------------
    Income (loss) from investment operations:
        Net investment loss                                        (0.14)             (0.24)             (0.18)             (0.02)
        Net realized and unrealized gain                            1.09               3.43               5.22               1.84
                                                       ------------------ ------------------ ------------------ ------------------
             Total from investment operations                       0.95               3.19               5.04               1.82
                                                       ------------------ ------------------ ------------------ ------------------
    Less distributions to shareholders:
        Net investment income                                       0.00               0.00               0.00               0.00
        Net realized gains                                         (1.63)             (1.06)             (0.09)              0.00
                                                       ------------------ ------------------ ------------------ ------------------
             Total distributions                                   (1.63)             (1.06)             (0.09)              0.00
                                                       ------------------ ------------------ ------------------ ------------------
    Net asset value, end of period                                $18.11             $18.79             $16.66             $11.71
                                                       ================== ================== ================== ==================

 Total return [1]                                                    5.2%              19.9%              43.3%              19.5%
 Ratios & Supplemental Data
    Net assets, end of period                                 $5,511,482         $3,420,490         $1,502,485           $276,272
    Ratios to average net assets: [2]
        Expenses net of waivers and reimbursements                 1.96%              2.00%              1.97%              1.86%
        Expenses before waivers and reimbursements                 2.69%              2.77%              5.73%             16.15%
        Net investment income (loss)                              (1.39%)            (1.40%)            (1.26%)            (0.30%)
    Commission Cost/Share                                        $0.0103            $0.0135
    Portfolio turnover rate [2]                                    139.0%             138.9%             167.7%             139.9%

 [1] Not annualized for periods less than a year.
 [2] Annualized for periods less than a year.
 *  August 5, 1994 was commencement of operations.

 See accompanying notes to financial statements.

BRIDGEWAY FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO
NOTES TO FINANCIAL STATEMENTS


1. Organization:

Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

The Fund is organized as a series fund and has five portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

2.Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation

Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

Federal Income Taxes

It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

Deferred Organization Costs

Deferred organization costs are amortized on a straight-line basis over five years. The initial shareholders, prior to the prospectus being declared effective on June 30, 1994, have agreed that if any of the initial shares of each portfolio are redeemed during such amortization period by any holder thereof, the redemption proceeds will be reduced by the amount of the then unamortized organization expenses in the same ratio as the number of shares redeemed bears to the number of total outstanding shares at the time of redemption.

At December 31, 1997, the Aggressive Growth Portfolio had deferred organization costs in the amount of $6,691 payable to Bridgeway Capital Management, Inc.

Distributions to Shareholders

Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

During the year ended June 30, 1997, the Ultra-Small Company and the Aggressive Growth Portfolios did not pay sufficient dividends and distributions from net investment income and from net capital gains generated during the year ended June 30, 1996. The Ultra-Small Company and the Aggressive Growth Portfolios intend to petition the Internal Revenue Service for permission to make such deficient distributions during the year
ended June 30, 1998.   Taxpayers  would  be  taxed  on  these
distributions  in  the  year received.   Based upon management's
assessment, the interest and penalties related to these deficient distributions are expected to be approximately $26,000. The Adviser has committed to pay the interest and penalties and all other costs associated with resolving the deficiency for the portfolios. No assurance can be given as to whether the Internal Revenue Service will accept the petition.

Use of Estimates in Financial Statements

In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

12b-1 Plan

The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there is no "12b-1 fee."

Other

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

3. Use of Derivative Instruments:

The Aggressive Growth Portfolio may use derivative securities as outlined more fully under "Risk Factors," "Investment Objective and Policies," and "Principal Investment Restrictions," in the Prospectus. Buying calls increases a Portfolio's exposure to the underlying security. Buying puts on a stock market index tends to limit a Portfolio's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. A summary of transactions in options by the Aggressive Growth Portfolio follows:


                                Call Options            Put Options
                              Number                 Number
                              of calls    Cost       of Puts      Cost

Options outstanding 6/30/97      24     $44,454         0          $0
Options split                    12          $0         0          $0
Options purchased                45     $16,976         0          $0
Options expired                   0          $0         0          $0
Options exercised               (11)    ($5,788)
Options closed                  (25)   ($38,666)        0          $0

Outstanding at 12/31/97          45     $16,976         0          $0



4.  Management Contract:

The Fund has entered into a management contract with Bridgeway Capital Management, Inc. (the Adviser"), a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by Bridgeway Capital Management, Inc., the Aggressive Growth Portfolio and the Social Responsibility Portfolio pay Bridgeway Capital Management, Inc. a fee, computed and paid monthly based on the average daily net assets of each portfolio for the month. Such fee is based on the following annual rates: 0.90% of the first $250 million of each portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

The fee is adjusted quarterly for the Aggressive Growth and the Social Responsibility Portfolios based upon performance. The performance adjustment rate varies with the Fund's performance as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index with dividends reinvested (hereinafter "Index" ) and ranges from -.7% to +.7%. The performance rate adjustment is calculated at 4.76% of the difference between the performance of the Fund and that of the Index over the trailing five year period, except that there is no performance adjustment if the difference between the Fund performance and the Index performance is less than or equal to 2%.

5.Related Party Transactions:

One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers are employees of the Adviser and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees and Registration fees expense categories of the financial statements.

The Adviser has been voluntarily reimbursing the Aggressive Growth Portfolio for any operating expenses above 2.0% and expects to continue this voluntary level of reimbursement, if necessary, indefinitely. The Adviser has waived a portion of its management fee.

6.Custodial Agreement:

The Fund has entered into a Custodial Agreement with Compass Bank (formerly River Oaks Trust). As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

7.Cost, Purchases and Sales of Investment Securities:

Investments have the same cost for tax and financial statement purposes. Aggregate purchases were $4,873,934 and sales of investment securities, other than cash equivalents were $2,870,509.

February 15, 1998


Dear Fellow Social Responsibility Shareholder,

Our Portfolio financial performance in the December quarter was good--up 2.0%--during a time of some market turmoil following the Southeast Asia financial crisis. This performance beat Lipper's Growth and Income Funds average by one percent, but trailed the S&P 500 Index by one percent. For the calendar year we had a very strong 27.5% return, which nearly matched the Lipper index (+27.7%) , but trailed the S&P 500 (+33.4%).

Performance Summary

The following table presents SEC standardized performance for the December quarter, one year, and life-to-date**:

                                 Dec. Qtr.   1 Year   Life-to-Date
                                 9/30/97    12/31/96    8/5/94 to
                               to 12/31/97 to 12/31/97  12/31/97**

Social Responsibility Portfolio        2.0%       27.5%        21.8%
S&P 500 Index (large stocks)*          2.9%       33.4%        27.6%
Lipper Growth and Income Funds*        1.0%       27.7%        22.5%

*The S&P 500 is an unmanaged index of large stocks, with dividends reinvested. The Lipper Growth and Income Funds reflect the aggregate record of domestic growth and income mutual funds as reported by Lipper Analytical Services, Inc. Past performance does not guarantee future returns.
** Life-to-date returns are annualized; quarterly returns are not annualized.

Explanation of Financial Performance

Translation: Healthcare stocks accounted for our three best stocks in the December quarter, but also our worst quarterly experience with a stock ever. These pretty much offset each other.

All of the Portfolio major moves came in the healthcare sector. Safeskin, a maker of hypoallergenic medical disposable gloves, lead the way with a 28% gain. This company was followed by Pfizer (pharmaceuticals, up 24%) and Sofamore Danek (spinal implant devices, up 21%). This would have been enough to carry the portfolio to a great quarter, except for the performance of . . .

Vivus Corporation. This young company is involved in the development of advanced therapeutic systems for treatment of impotence. With its first product doing very well in the marketplace, no debt, very strong cash flow, and good near-term prospects, the company was up 21% last quarter. However, it hit a rough spot in expanding its production capacity and is still awaiting regulatory approval of a new facility. As a result, it did not meet production goals in the December quarter. Two of three analysts now expect the company to show a loss for one (but only one) quarter in 1998. The bottom dropped out from under this stock's price (down an astonishing 72%). Our models say this stock is now greatly undervalued (unless, of course, there is considerably more bad news coming). This is the worst performing stock in the history of our Portfolio--but we're still holding and the story may not be over yet. The company ranks extremely high by our social criteria.

New Stock

A new stock this quarter was Ultra Pac, a leader in the design, manufacturing, and marketing of plastic food packaging made from recycled plastic material. Ultra Pac developed a process which allows them to use more recycled plastic in their manufacturing process. Ultra Pac has one manufacturing facility in the rural community of Rogers, Minnesota, employing approximately 300 people. One of the largest employers in the area, it is deeply rooted in the community itself, helping to provide such amenities as the community ice skating facility and employee participation in career path counseling at the local high school. The company has demonstrated progressive policies in the areas of safety and employee grievances. Ultra Pac is also continually working to find more cost effective and energy efficient ways to run their manufacturing facilities including replacing plant motors with high efficiency models and working with the local utilities to lower energy costs.

Large Stocks/Small Stocks?

Translation: Our Portfolio still focuses primarily on larger, more stable, mostly U.S. companies.

With the exception of Pfizer, the description of the stocks above might lead you to believe our portfolio has shifted toward a small-cap, more risky, focus. We did decide to expand the universe of stocks we could consider purchasing last year by augmenting the Council on Economic Priorities' social research with our own. In doing this, we have added some smaller diversifying positions of small stocks, building upon our expertise in this area. Nevertheless, the vast majority of our portfolio is still comprised of large, stable companies. I would not consider any of our top ten holdings (next section) to be small stocks. Morningstar still lists us as a large-cap "blended" portfolio, and we add smaller companies in a way I would describe as risk averse. Having said this, in any one quarter, it is the smaller companies that are more likely to make large moves up or down, so that I may write about their financial performance more frequently. I might also add that some companies you may not have heard of are quite large by Bridgeway's standards. Sofamore Danek, for example, is listed on the New York Stock Exchange, has a market capitalization 26 times the average company in our Ultra-Small Company Portfolio and had sales of over $300 million last year.

Largest Positions

The following are our largest ten portfolio positions on December 31, 1997:

Company                % of Net Assets          Industry

Sofamore Danek             5.5%              Medical equipment
Safeskin                   5.1%              Medical equipment
Herman Miller              5.1%              Retail Stores
The Gap, Inc.              4.9%              Retail Stores
AES Corporation            4.2%              Services
Dayton Hudson              4.0%              Retail Stores
Safeway Stores, Inc.       3.9%              Retail Stores
Sony Corp.                 3.5%              Electronics/Electric
MBNA Corp.                 3.3%              Banking
Student Loan Marketing     3.3%              Finance
                  Total   42.9%

Our largest Portfolio industry concentration is retail stores (22%) followed by medical equipment (13%) and pharmaceuticals (9%). The enclosed semi-annual financial statement contains a complete listing of all Portfolio securities by industry.

Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, December 31, 1997; security positions can and do change thereafter.

Conclusion

As always, I appreciate your feedback. We keep a bulletin board of shareholder comments and suggestions and we take them very seriously. I plan to update you periodically on some of our quarterly feedback. As a result of previous shareholder feedback, we have recently begun posting our daily NAV's on the Internet at Bridgewayfund.com. Please keep your ideas coming.

Sincerely,


John Montgomery

               BRIDGEWAY FUND, INC. - SOCIAL RESPONSIBILITY PORTFOLIO
                   STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
                               As of December 31, 1997

 Assets:
    Investments at value (cost - $731,631)                                $896,143
    Cash                                                                    27,483
    Receivable for interest                                                    318
    Receivable for dividends                                                   239
    Receivable from adviser                                                     64
    Prepaid expenses                                                         3,379
    Deferred organization costs                                              6,268
                                                                 ------------------
          Total assets                                                     933,894
                                                                 ------------------

 Liabilities:
    Payable for management fee                                                  23
    Payable for organization costs                                           6,279
    Accrued expenses                                                         9,570
                                                                 ------------------
          Total liabilities                                                 15,872
                                                                 ------------------
    Net Assets ( 52,794 shares outstanding)                               $918,022
                                                                 ==================
    Net asset value, offering and redemption price per share                $17.39
                                                                 ==================

 Net Assets Represent:
    Paid-in capital                                                       $755,355
    Net realized loss                                                       (1,845)
    Net unrealized appreciation of investments                             164,512
                                                                 ------------------
    Net assets                                                            $918,022
                                                                 ==================

                         STATEMENT OF OPERATIONS (Unaudited)
                     For the six months ended December 31, 1997

 Investment income:
    Dividends                                                               $2,656
    Interest                                                                 3,973
                                                                 ------------------
          Total income                                                       6,629

 Expenses:
    Management fees                                                          2,563
    Accounting fees                                                          6,695
    Audit fees                                                               3,363
    Custody                                                                    354
    Amortization of organization costs                                       2,225
    Insurance                                                                   71
    Legal                                                                      159
    Registration fees                                                        1,770
    Director fees                                                              333
    Miscellaneous                                                               53
                                                                 ------------------
          Total expenses                                                    17,586
    Less fees waived                                                        (8,758)
    Less expenses reimbursed                                                (2,693)
                                                                 ------------------
          Net expenses                                                       6,135
                                                                 ------------------

 Net investment income                                                         494
                                                                 ------------------

 Net realized and unrealized gain on investments:
    Net realized gain on investments                                        33,437
    Net change in unrealized appreciation during period                     46,377
                                                                 ------------------
    Net realized and unrealized gain                                        79,814

 Net increase in assets resulting from operations                          $80,308
                                                                 ==================

 See accompanying notes to financial statements.

                    BRIDGEWAY FUND, INC. - SOCIAL RESPONSIBILITY PORTOLIO
                        STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

                                                        Six months ended      Year ended
 Increase (decrease) in net assets:                     December 31, 1997    June 30, 1997
 Operations:
    Net investment income                                           $494             $1,064
    Net realized gain on investments                              33,437              8,591
    Net change in unrealized appreciation                         46,377             71,190
                                                       ------------------ ------------------
        Net increase resulting from operations                    80,308             80,845
                                                       ------------------ ------------------
    Distributions to shareholders:
        From net investment income                                  (547)                 0
        From realized gains on investments                       (30,883)           (21,520)
                                                       ------------------ ------------------
          Total distributions to shareholders                    (31,430)           (21,520)
 Fund share transactions:
    Proceeds from sale of shares                                 217,110            254,732
    Reinvestment of dividends                                     28,882             21,520
    Cost of shares redeemed                                      (14,777)           (58,608)
                                                       ------------------ ------------------
        Net increase from Fund share transactions                231,215            217,644
                                                       ------------------ ------------------
        Net increase in net assets                               280,093            276,969
 Net assets:
    Beginning of period                                          637,929            360,960
                                                       ------------------ ------------------
    End of period                                               $918,022           $637,929
                                                       ================== ==================

 Number of Fund shares:
    Sold                                                          12,611             17,127

    Issued on dividends reinvested                                 1,681              1,556
    Redeemed                                                        (861)            (3,911)
                                                       ------------------ ------------------
        Net increase                                              13,431             14,772
    Outstanding at beginning of period                            39,363             24,591
                                                       ------------------ ------------------
    Outstanding at end of period                                  52,794             39,363
                                                       ================== ==================

                                                  FINANCIAL HIGHLIGHTS (Unaudited)
                                          (for a share outstanding throughout the period)

                                                        Six months ended      Year ended         Year ended         8/5/94* to
                                                        December 31, 1997    June 30, 1997      June 30, 1996      June 30, 1995
 Per share data
    Net asset value, beginning of period                          $16.21             $14.68             $11.61              $9.85
                                                       ------------------ ------------------ ------------------ ------------------
    Income (loss) from investment operations:
        Net investment loss                                         0.01               0.03              (0.02)              0.07
        Net realized and unrealized gain                            1.81               2.31               3.11               1.70
                                                       ------------------ ------------------ ------------------ ------------------
             Total from investment operations                       1.82               2.34               3.09               1.77
                                                       ------------------ ------------------ ------------------ ------------------
    Less distributions to shareholders:
        Net investment income                                      (0.01)              0.00              (0.02)             (0.01)
        Net realized gains                                         (0.63)             (0.81)              0.00               0.00
                                                       ------------------ ------------------ ------------------ ------------------
             Total distributions                                   (0.64)             (0.81)             (0.02)             (0.01)
                                                       ------------------ ------------------ ------------------ ------------------
    Net asset value, end of period                                $17.39             $16.21             $14.68             $11.61
                                                       ================== ================== ================== ==================

 Total return [1]                                                   11.3%              16.9%              26.6%              18.9%
 Ratios & Supplemental Data
    Net assets, end of period                                   $918,022           $637,929           $360,960            $64,421
    Ratios to average net assets: [2]
        Expenses net of waivers and reimbursements                 1.50%              1.50%              1.48%              1.46%
        Expenses before waivers and reimbursements                 4.30%              5.81%             16.80%             72.83%
        Net investment income (loss)                               0.12%              0.24%             (0.17%)             0.90%
    Commission Cost/Share                                        $0.0100            $0.0090
    Portfolio turnover rate [2]                                     41.1%              35.5%              83.8%              71.7%

 [1] Not annualized for periods less than a year.
 [2] Annualized for periods less than a year.
 *  August 5, 1994 was commencement of operations.

 See accompanying notes to financial statements.

BRIDGEWAY FUND, INC.
SOCIAL RESPONSIBILITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS


1. Organization:

Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

The Fund is organized as a series fund and has five portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

2.Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation

Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

Federal Income Taxes

It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

Deferred Organization Costs

Deferred organization costs are amortized on a straight-line basis over five years. The initial shareholders, prior to the prospectus being declared effective on June 30, 1994, have agreed that if any of the initial shares of each portfolio are redeemed during such amortization period by any holder thereof, the redemption proceeds will be reduced by the amount of the then unamortized organization expenses in the same ratio as the number of shares redeemed bears to the number of total outstanding shares at the time of redemption.

At December 31, 1997, the Social Responsibility Portfolio had deferred organization costs in the amount of $6,279 payable to Bridgeway Capital Management, Inc.

Distributions to Shareholders

Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Use of Estimates in Financial Statements


In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


12b-1 Plan

The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there is no "12b-1 fee."

Other

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

Assets in the Social Responsibility Portfolio are very low, and may remain so in the immediate future. Because commission cost per trade is unacceptably high as a percentage of assets, the Adviser reimburses this Portfolio for any commissions above one cent/share. The Adviser expects to continue this practice until portfolio net assets reach at least $2 million.

3. Use of Derivative Instruments:

The Social Responsibility Portfolio may use derivative securities as outlined more fully under "Risk Factors," "Investment Objective and Policies," and "Principal Investment Restrictions," in the Prospectus. Buying calls increases a Portfolio's exposure to the underlying security. Buying puts on a stock market index tends to limit a Portfolio's exposure to a stock market decline. All options purchased by the Fund were listed on exchanges and considered liquid positions with readily available market quotes. The Social Responsibility Portfolio had no derivative transactions during the six months ended December 31, 1997.

4. Management Contract:

The Fund has entered into a management contract with Bridgeway Capital Management, Inc. (the Adviser"), a shareholder of the Fund. As compensation for the advisory services rendered, facilities furnished, and expenses borne by Bridgeway Capital Management, Inc., the Aggressive Growth Portfolio and the Social Responsibility Portfolio pay Bridgeway Capital Management, Inc. a fee, computed and paid monthly based on the average daily net assets of each portfolio for the month. Such fee is based on the following annual rates: 0.90% of the first $250 million of each portfolio's average daily net assets, 0.875% of the next $250 million and 0.85% of any excess over $500 million.

The fee is adjusted quarterly for the Aggressive Growth and the Social Responsibility Portfolios based upon performance. The performance adjustment rate varies with the Fund's performance as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index with dividends reinvested (hereinafter "Index" ) and ranges from -.7% to +.7%. The performance rate adjustment is calculated at 4.76% of the difference between the performance of the Fund and that of the Index over the trailing five year period, except that there is no performance adjustment if the difference between the Fund performance and the Index performance is less than or equal to 2%.


5. Related Party Transactions:

One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers are employees of the Adviser and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees and Registration fees expense categories of the financial statements.

The Adviser  has  been  voluntarily  reimbursing  the  Social
Responsibility Portfolio for any operating expenses above 1.5% and expects to continue this voluntary level of reimbursement, if necessary, indefinitely. To achieve this expense level the Adviser has waived both the management fees and accounting fees for the six months ended December 31, 1997.

6.Custodial Agreement:

The Fund has entered into a Custodial Agreement with Compass Bank (formerly River Oaks Trust). As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

7.Cost, Purchases and Sales of Investment Securities:

Investments have the same cost for tax and financial statement purposes. Aggregate purchases were $285,425 and sales of investment securities, other than cash equivalents were $117,537.

February 16, 1998



Dear Ultra-Large 35 Index Portfolio Shareholder,

Welcome as an Ultra-Large 35 Index Portfolio shareholder! This is my first shareholder letter, as this Portfolio is new, and mostly, unheard of. You are one of the few; but that doesn't stop your investment from being the largest capitalization, lowest expense retail mutual fund in America.

Our performance during the first five months from inception through December, 1997 was flat, returning 0.0%. Our net asset value ended the period exactly where it started.

Performance Summary

The following table presents SEC standardized performance for the first five months of operations from July 31, 1997 to December 31, 1997**:

                                                  Life-to-Date
                                                   7/31/97 to
                                                   12/31/97**

Ultra-Large 35 Index Portfolio                        0.0%
S&P 500 Index*                                        2.3%
Bridgeway Ultra-Large 35 Index*                       0.2%



*The S&P 500 Index is an unmanaged index of large companies (with dividends reinvested). The Bridgeway Ultra-Large 35 Index is an index comprised of some of the very largest, "blue chip" U.S. stocks, excluding tobacco; it is compiled by the advisor to the Portfolio. Past performance does not guarantee future returns.
** Returns are not annualized.

Explanation of Portfolio Performance

Translation: Telecommunications was up. Technology was down. Overall we were flat.

Technology stocks took it on the chin in the December quarter, and several of our stocks were hit particularly hard. Twenty percent of the Portfolio is invested in computer software, computer hardware, and electronics. This compares to a 13% technology exposure for the S&P 500. The three companies with the largest drag on the Portfolio performance were Oracle (-39%), Motorola (-29%), and Intel (-24%).

On the other end of the spectrum, three of our top four performing stocks were telecommunications companies, offsetting the technology. These were AT&T (+67%), Bell Atlantic (+25%), and SBC Communications (+24%). Our other very strong performer was Pfizer (+25%).

Explanation of Index Performance

The performance of the Bridgway Ultra-Large 35 Index was two percent less than that of the S&P 500 over the first five months of operations. Since there is a significant difference in market capitalization, such divergences can occur. So far in 1998 (less than two months), Bridgeway Ultra-Large 35 Index leads the S&P 500 Index (including dividends) by 1.7%. I do expect to see such variance both up and down.

Direction of the Market, State of the Economy, Blah, Blah, Blah
Most mutual fund shareholder letters will go on and on about the economy, market, and other things which fund management has no control over and next to no chance of predicting. Not so here.

If you're a brand new Bridgeway shareholder, you may not know about part of our investment philosophy. We believe stock market investing, and indexing in particular, are long-term undertakings. Based on our own research and the research of others, we believe you are not well served trying to time either the stock market or the overall economy. We spend zero time at Bridgeway trying to predict either one. The disadvantage is that when the market goes down, your Portfolio will most assuredly go down with it. The advantage is that you won't get left out when the market appreciates (here, when large companies appreciate), which has historically been a rather amazing long-term trend.

With the time and resources we save not worrying about the economy, stock market, and health of these 35 very fine companies, we pass on a lot of the savings to you. This is one of many reasons for our outrageously low expense ratio. Another advantage of not worrying about the economy or market is that I'm able to leave work at work and go home to dinner. As I put this letter to bed and go home, I pity the poor portfolio managers and professional mutual fund shareholder letter writers who are staying up trying to figure out what to say about the federal reserve, Southeast Asia, and economic growth rates. These may be interesting things, but I can't hope to compete with the coverage you can get by reading the Wall Street Journal, New York Times, or Economist.

Conclusion

I appreciate your feedback. We keep a bulletin board of shareholder comments and suggestions and we take them very seriously. Please let us know your thoughts.

Sincerely,


John Montgomery

                BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTFOLIO
                   STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
                               As of December 31, 1997

 Assets:
    Investments at value (cost - $141,167)                                $145,580
    Cash                                                                     2,119
    Receivable for dividends                                                    92
    Receivable from adviser                                                  1,526
    Deferred organization costs                                              4,147
                                                                 ------------------
          Total assets                                                     153,464
                                                                 ------------------

 Liabilities:
    Payable for investments purchased                                        2,707
    Payable for organization costs                                           4,147
    Accrued expenses                                                           939
                                                                 ------------------
          Total liabilities                                                  7,793
                                                                 ------------------
    Net Assets ( 29,139 shares outstanding)                               $145,671
                                                                 ==================
    Net asset value, offering and redemption price per share                 $5.00
                                                                 ==================

 Net Assets Represent:
    Paid-in capital                                                       $141,241
    Undistributed net realized gain                                             17
    Net unrealized appreciation of investments                               4,413
                                                                 ------------------
    Net assets                                                            $145,671
                                                                 ==================

                         STATEMENT OF OPERATIONS (Unaudited)
                 From inception (July 31, 1997) to December 31, 1997

 Investment income:
    Dividends                                                                 $333
                                                                 ------------------

 Expenses:
    Management fees                                                             21
    Accounting fees                                                          1,299
    Amortization of organization costs                                         379
                                                                 ------------------
          Total expenses                                                     1,699
    Less fees waived                                                        (1,320)
    Less expenses reimbursed                                                  (339)
                                                                 ------------------
          Net expenses                                                          40
                                                                 ------------------

 Net investment income                                                         293
                                                                 ------------------

 Net realized and unrealized gain on investments:
    Net realized gain on investments                                            17
    Net change in unrealized appreciation during period                      4,413
                                                                 ------------------
    Net realized and unrealized gain                                         4,430

 Net decrease in assets resulting from operations                           $4,723
                                                                 ==================

 See accompanying notes to financial statements.

           BRIDGEWAY FUND, INC. - ULTRA-LARGE 35 INDEX PORTOLIO
              STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

                                                        July 31, 1997* to
 Increase (decrease) in net assets:                     December 31, 1997
 Operations:
    Net investment income                                           $293
    Net realized gain on investments                                  17
    Net change in unrealized depreciation                          4,413
                                                       ------------------
        Net increase resulting from operations                     4,723
                                                       ------------------
    Distributions to shareholders:
        From net investment income                                     0
        From realized gains on investments                             0
                                                       ------------------
          Total distributions to shareholders                          0
 Fund share transactions:
    Proceeds from sale of shares                                 142,336
    Reinvestment of dividends                                          0
    Cost of shares redeemed                                       (1,388)
                                                       ------------------
        Net increase from Fund share transactions                140,948
                                                       ------------------
        Net increase in net assets                               145,671
 Net assets:
    Beginning of period                                                0
                                                       ------------------
    End of period                                               $145,671
                                                       ==================

 Number of Fund shares:
    Sold                                                          29,427
    Issued on dividends reinvested                                     0
    Redeemed                                                        (288)
                                                       ------------------
        Net increase                                              29,139
    Outstanding at beginning of period                                 0
                                                       ------------------
    Outstanding at end of period                                  29,139
                                                       ==================

                     FINANCIAL HIGHLIGHTS (Unaudited)
              (for a share outstanding throughout the period)

                                                        July 31, 1997* to
                                                        December 31, 1997
 Per share data
    Net asset value, beginning of period                           $5.00
                                                       ------------------
    Income (loss) from investment operations:
        Net investment loss                                         0.02
        Net realized and unrealized gain                           (0.02)
                                                       ------------------
             Total from investment operations                       0.00
                                                       ------------------
    Less distributions to shareholders:
        Net investment income                                       0.00
        Net realized gains                                          0.00
                                                       ------------------
             Total distributions                                    0.00
                                                       ------------------
    Net asset value, end of period                                 $5.00
                                                       ==================

 Total return [1]                                                   0.0%
 Ratios & Supplemental Data
    Net assets, end of period                                   $145,671
    Ratios to average net assets: [2]
        Expenses net of waivers and reimbursements                 0.15%
        Expenses before waivers and reimbursements                 6.45%
        Net investment income (loss)                               1.11%
    Commission Cost/Share                                        $0.0100
    Portfolio turnover rate [2]                                      0.2%

 [1] Not annualized.
 [2] Annualized.
 *  July 31, 1997 was initial offering.

 See accompanying notes to financial statements.

BRIDGEWAY FUND, INC.
ULTRA-SMALL INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS


1. Organization:

Bridgeway Fund, Inc. (the "Fund") was organized as a Maryland corporation on October 19, 1993, and is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company.

The Fund is organized as a series fund and has five portfolios. The Fund commenced operations as a regulated investment company on August 5, 1994 with the Ultra-Small Company Portfolio, the Aggressive Growth Portfolio and the Social Responsibility Portfolio. On July 20, 1997, the Fund added two portfolios: the Ultra-Small Index Portfolio and the Ultra-Large 35 Index Portfolio. The Fund is authorized to issue 1,000,000,000 shares.

2.Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation

Securities are valued at the closing price for securities traded on a principal U.S. securities exchange and on NASDAQ. Listed securities for which no sales are reported are valued at the latest bid price in accordance with the pricing policy established by the Fund's Board of Directors. When current bid prices are not available, the most recently available quoted closing or bid price is used and adjusted for changes in the index on the exchange on which that security trades, also in accordance with the pricing policy established by the Fund's Board of Directors.

Federal Income Taxes

It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the timely distribution of all its taxable income to its shareholders. Therefore, no federal income tax provision has been recorded.

Deferred Organization Costs

At December 31, 1997, the Ultra-Small Index Portfolio had deferred organization costs in the amount of $4,147 payable to Bridgeway Capital Management, Inc.

Distributions to Shareholders

Distributions to shareholders are recorded when declared. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Use of Estimates in Financial Statements

In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

12b-1 Plan


The Fund acts as distributor of its shares pursuant to a 12b-1 plan adopted by shareholders on October 15, 1996. The cost of distributing shares of the Fund is borne by the Adviser at no cost to the Fund; thus, there is no "12b-1 fee."

Other

Security transactions are accounted for as of the trade date, the date the order to buy or sell is executed. Realized gains and losses are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.

Assets in the Ultra-Small Index Portfolio are very low, and may remain so in the immediate future. Because commission cost per trade is unacceptably high as a percentage of assets, the Adviser reimburses the Portfolio for any commissions above one cent/share. The Adviser expects to continue this practice until portfolio net assets reach at least $2 million.

3.  Management Contract:

The Ultra-Small Index Portfolio pays a flat 0.5% annual management fee, computed daily and payable monthly subject to a maximum expense ratio of 0.75%.

4.  Related Party Transactions:

One director of the Fund, John Montgomery, is an owner and director of the Adviser. Under the Investment Company Act of 1940 definitions, he is considered to be "affiliated" and "interested." Compensation of Mr. Montgomery is borne by the Adviser rather than the Fund. The other officers are employees of the Adviser and the portion of their compensation attributable to fund accounting, shareholder accounting and state registration services is paid by the Fund and is included in the Accounting fees and Registration fees expense categories of the financial statements.

The Adviser has been voluntarily reimbursing the Ultra-Small Index Portfolio for any operating expenses above 0.75%. The Adviser expects to continue this voluntary level of reimbursement, if necessary, indefinitely. The Adviser has waived a portion of the management fees for the Portfolio.

5.Custodial Agreement:

The Fund has entered into a Custodial Agreement with Compass Bank (formerly River Oaks Trust). As compensation for services rendered by the custodian, each portfolio pays a fee, computed and paid quarterly based on the average month end total assets of each portfolio for the quarter plus a fee per transaction.

6.Cost, Purchases and Sales of Investment Securities:

Investments have the same cost for tax and financial statement purposes. Aggregate purchases were $139,316 and sales of investment securities, other than cash equivalents were $55.
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